                                                 UNITED STATES
                                      SECURITIES AND EXCHANGE COMMISSION
                                            Washington, D.C. 20549
                                                   FORM 8-K

                                                CURRENT REPORT
                                    Pursuant to Section 13 OR 15(d) of the
                                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    June 13, 2007
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                                                     Elcom International, Inc.
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                                         (Exact Name of Registrant as Specified in Charter)

                  Delaware                                    000-27376                                  04-3175156
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          (State or Other Jurisdiction                       (Commission                               (IRS Employer
                of Incorporation)                           File Number)                            Identification No.)

                             10 Oceana Way Norwood, Massachusetts                              02062
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                    (Address of Principal Executive Offices)                                (Zip Code)

Registrant’s telephone number, including area code      (781) 501-4000
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                                                                N/A
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                                   (Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

         On June 13, 2007,  Elcom  International,  Inc.  issued a press release  providing an update on its SEC filings,  status on the OTC Bulletin  Board and trading.  A copy of the press  release is furnished as Exhibit
99.1 to this Form 8-K.

         The  information  contained in Exhibit  99.1 to this Form 8-K  regarding  the change in the  Company'
cash flow positive  projection  in 2007 which it now  anticipates  will result in a loss position  through 2007 due to current  trading,  shall not be deemed "filed" for purposes of Section 18 of the Securities  Exchange Act of 1934 or  otherwise  subject to the  liabilities  of that  section,  nor shall it be deemed  incorporated  by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 8.01  Other Events.

         On June 13, 2007,  Elcom  International,  Inc.  issued a press release  providing an update on its SEC filings  status on the OTC Bulletin  Board and trading.  A copy of the press  release is filed,  other than the portions not deemed “filed” for purposes of Section 18 of the  Securities  Exchange Act of 1934 as referenced in
Item  7.01 of this Form  8-K,  as  Exhibit  99.1 to this  Form 8-K and is  incorporated  into this item 8.01 by reference.

Item 9.01  Financial Statements and Exhibits.

(d)      Exhibits

        Exhibit No.          Description
           99.1              Press Release of Elcom International, Inc., dated June 13, 2007

                                                           SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                       ELCOM INTERNATIONAL, INC.

Date   June 15, 2007
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                                                                         By   /s/  John E. Halnen
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                                                                       John E. Halnen
                                                                       President and Chief Executive Officer